UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2016

BIND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Vassar Street, Cambridge, Massachusetts 02139

(Address of principal executive offices) (Zip Code)

(617) 491-3400

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On May 1, 2016, BIND Therapeutics, Inc. (the “Company”) and one of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The case is being administered under the caption “In re BIND THERAPEUTICS, INC.” The Company intends to continue to manage and operate its business and assets as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On April 26, 2016, the Company received a notice (the “Notice”) from Hercules Technology III, L.P. (“Hercules”) asserting that an event of default had occurred under the Company’s amended and restated credit facility (as amended, the “Credit Facility”) with Hercules as lender. Pursuant to the Credit Facility, Hercules extended the Company a $15.0 million term loan that is secured by substantially all of the Company’s assets other than its intellectual property. As of May 1, 2016, the principal amount outstanding under the Credit Facility was $13.2 million.

The delivery of the Notice followed several weeks of discussions between the Company and Hercules to attempt to restructure the debt outstanding under the Credit Facility, which did not ultimately result in an agreement. After receipt of the Notice, the Company and Hercules continued to attempt to negotiate a restructuring, however, the Company determined that the terms proposed by Hercules, including immediate repayment of a substantial portion of the outstanding principal balance of the Credit Facility, were not in the Company’s best interests.

Hercules alleges in the Notice that the Company failed to deliver a control agreement to Hercules with respect to one of the Company’s investment accounts in violation of the terms of the Credit Facility and that such violation constitutes an event of default under the Credit Facility. In the Notice, Hercules stated that it was accelerating all obligations under the Credit Facility and demanded immediate payment in full of the outstanding balance of the Credit Facility, together with accrued interest, attorneys’ fees, late fees and costs of collection, in an amount equal to approximately $14.5 million. The Notice sought payment in full of such amount by April 29, 2016 and states that, if the outstanding balance is not paid by such date, interest will continue to accrue at the rate of approximately $3,166 per day. In the Notice, Hercules reserved all further rights and remedies under the Credit Facility and the related security documents.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our intent to continue to manage and operate our business and assets as a “debtor-in-possession”.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: orders and decisions of the Bankruptcy Court; the fact that the Company has incurred significant losses since its inception and expects to incur losses for the foreseeable future; the Company’s need for additional funding, which may not be available, in order to continue as a going concern; effects of adverse capital market conditions on the Company’s liquidity; any default on the Company’s credit facility, which could impact its ability to continue as a going concern; adverse effects on the Company’s business due to the report of its independent registered public accounting firm on its financial statements for the year ended December 31, 2015, which contains an explanatory paragraph regarding the Company’s ability to continue as a going concern; raising additional capital may cause dilution to its stockholders, restrict its operations or require it to relinquish rights to its technologies or drug candidates; the Company’s limited operating history; limitations on the Company’s ability to utilize net operating loss carryforwards and certain other tax attributes; failure to use and expand its MEDICINAL ENGINEERING® platform to build a pipeline of drug candidates and develop marketable drugs; the early stage of the Company’s development efforts with only BIND-014 and Accurin AZD2811 in clinical development; failure of the Company or its collaborators to successfully develop and commercialize drug candidates; clinical drug development involves a lengthy and expensive process, with an uncertain outcome; delays or difficulties in the enrollment of patients in clinical trials; serious adverse or unacceptable side effects or limited efficacy observed during the development of the Company’s drug candidates; inability to maintain any of the Company’s collaborations, or the failure of these collaborations; inability to enter into a collaboration for BIND-014; the Company’s reliance on third parties to conduct its clinical trials and manufacture its drug candidates; the Company’s inability to obtain required regulatory approvals; effects of recently enacted and future legislation; failure to retain key executives and attract, retain and motivate qualified personnel; the possibility of system failures or security breaches; failure to obtain and maintain patent protection for or otherwise protect our technology and products; effects of patent or other intellectual property lawsuits; the price of our common stock may be volatile and fluctuate substantially; significant costs and required management time as a result of operating as a public company; and any securities class action litigation. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 15, 2016, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIND THERAPEUTICS, INC.

Date: May 2, 2016	By:	/s/ Andrew Hirsch
Andrew Hirsch
President and Chief Executive Officer